United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4017

(Investment Company Act File Number)

Federated Equity Funds

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/19

Date of Reporting Period: 11/30/19

Item 1.	Reports to Stockholders

Annual Shareholder Report
November 30, 2019
Share Class | Ticker	A | IVFAX	C | IVFCX	Institutional | IVFIX	R6 IVFLX

Federated International Strategic Value Dividend Fund
Fund Established 2008

A Portfolio of Federated Equity Funds
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated International Strategic Value Dividend Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2018 through November 30, 2019. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management's Discussion of Fund Performance (unaudited)
The total return of Federated International Strategic Value Dividend Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2019 was 10.55% for the Class A Shares, 9.85% for the Class C Shares, 10.80% for the Institutional Shares and 10.81% for the Class R6 Shares. The 10.81% total return of the Class R6 Shares consisted of 4.84% in dividend income and a 5.97% change in net asset value of the shares. The total return of the MSCI World ex-U.S. High Dividend Yield Index (MWXUSHDYI),1 a broad-based securities market index that represents the dividend-paying universe outside of the United States, was 13.63% for the reporting period. The MSCI World ex-U.S. Index (MWXUSI),2 which is representative of the broader stock market outside of the U.S.,3 had a total return of 12.57% for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which are not reflected in the total return of the MWXUSHDYI or the MWXUSI.
The following discussion will focus on the performance of the Fund's Class R6 Shares.
MARKET OVERVIEW
The fiscal year began with a volatile month for stocks all over the world, as plunging oil prices, U.S. election uncertainty, Brexit (the U.K. exiting the European Union) worries and an ongoing trade war between the globe's two biggest economies weighed on investors. Amid all this, the U.S. Federal Reserve (the “Fed”), despite market expectations, signaled in December 2018 its intention to stick with at least two more rate increases in 2019, as well as a robust pace of balance-sheet reduction. A month after experiencing its worst December since the Great Depression, U.S. equity markets rebounded strongly, with the Dow Jones Industrial Average4 rising 7.2%, its best January in 30 years, the S&P 500 Index5 advancing 7.9%, its best January in 32 years, and the NASDAQ Composite Index6 jumping 9.7%, its best January since 2001. The improvement was evident in global markets too, as the MSCI World Index7 rose 7.7% on the month.
Despite petering out in February's final days, stocks rallied strongly for a second straight month as recession fears eased, hopes for a trade truce with China rose and the Fed reinforced its “patient'' message regarding future rate increases. Risk assets continued to rally throughout the second quarter of the fiscal year as recession fears gave way to stronger growth and better-than-expected earnings in the U.S., green shoots overseas and inflation that remained in a box.
Annual Shareholder Report

Heading into the third quarter of the fiscal year, escalating trade tensions between the U.S. and China, deteriorating economic data across the U.S., Europe and Asia and worries about increased regulatory oversight of tech behemoths brought an abrupt end to what had been the best 4-month start to a year for major domestic equity indexes since at least 1999. U.S. markets rebounded strongly in June after May's sell-off, driven by hopes that the Fed was about to embark on a new easing regime amid softening economic data, stubbornly low inflation and increased optimism about an eventual U.S.-China trade resolution. The third quarter ended with a thud, as the major indexes plunged the final day of trading in July after Fed policymakers cut the benchmark rate a quarter point as expected but failed to suggest further reductions may be forthcoming.
During the fourth quarter of the fiscal year, the equity sell-off worsened after President Trump surprised global markets by announcing that a 10% tariff on an additional $300 billion of Chinese goods would take effect on September 1, barring any progress on trade talks. Most global markets were faring even worse, with the MSCI All Country World Ex-US8 down more than 4% and the MWXUSI off almost 4%. Stocks rebounded later in the quarter aided by better news on the trade and Brexit fronts, signs of a bottoming in U.S. and global manufacturing, a dovish Fed “hold'' at home and more central bank support overseas.
DIVIDEND-BASED9 PERFORMANCE
The Fund ended the reporting period with a 30-day SEC yield of 3.98%10 and a gross weighted-average dividend yield of 4.85%, excluding special dividends received throughout the year. The Fund's gross yield was greater than that of the 10-Year U.S. Treasury Note (1.78%) and the broad-market MWXUSI (3.20%) but slightly lagged that of the Fund's benchmark, the MWXUSHDYI (5.04%). In addition to producing a higher-than-market yield, the Fund seeks to own high-quality companies with the ability and willingness to raise their dividends over time. In the reporting period, 36 companies held by the Fund raised their dividend, accounting for 38 separate increases, one dividend reduction and one special dividend. Some of the most generous increases during the reporting period came from holdings such as Italgas (12.5%), Enel (10.3%), Enbridge (10.0%), Admiral Group (9.3%), NTT DoCoMo (9.1%) and Vonovia (9.0%). In addition, Swedish bank holding SEB declared a special dividend in March 2019.
While stock prices can be highly impacted in the short term by rapidly changing market conditions–including a shifting political landscape, oil price fluctuations and changing interest rate expectations–the Fund remained steadfastly focused on its goals of providing a substantially higher-than-market yield and long-term dividend growth. Irrespective of short-term market trends, the Fund pursued these income-based goals by taking a long-term approach to its investments and by owning primarily high-yielding, mature companies with defensive cash flow profiles. Accordingly, the Fund tends to exhibit a lower level
Annual Shareholder Report

of volatility than the broad market, with a beta of 0.8211 at the end of the reporting period. With the portfolio's investments in the dividend income-producing segment of the international equity market (which tends to have a lower beta versus the MWXUSI) the Fund's short-term returns are not expected to move in line with the broad market. The Fund posted a total return of 10.81% in the reporting period as markets steadily recovered from the lows at the beginning of the fiscal year and continued to rally through November 2019 as there was better news on trade and Brexit fronts and also from a mix of strong cyclical and defensive sector performance in Utilities, Financials and Health Care.
COUNTRY AND GEOGRAPHIC ALLOCATION
Consistent with its dividend-focused strategy, the Fund's holdings remained concentrated in mature markets that consistently offer a broad selection of high-dividend paying stocks. During the reporting period, the Fund maintained a significant exposure to the U.K., Canada and select European countries including France, Italy and Germany. During the reporting period, the Fund received positive contributions from its core holdings in Canada (25.38% of Fund assets), Italy (6.33% of Fund assets), Germany (6.11% of Fund assets) and the U.K. (26.88% of Fund assets), where its investments posted weighted average returns of 18.94%, 26.81%, 25.62% and 5.40%, respectively.
SECTor ALLOCATION
Sector returns were all positive across the broad market index throughout the reporting period, with Information Technology, Health Care, Industrials and Consumer Discretionary leading the market, while Energy, Communication Services and Financials posted the period's weakest returns. While investor preferences for certain sectors and risk profiles will vary from year to year, the Fund remained focused on the key long-term drivers of total return: dividend yield and dividend growth. In order to pursue these income-based goals, the portfolio seeks to invest in high quality companies with attractive, sustainable dividends and stable cash flow profiles–conditions which are most commonly met in sectors that exhibit low levels of cyclicality. Given its persistent preference for stable income generation, the Fund's largest sector concentrations at period end were in Financials, Utilities and Communication Services representing 21.56%, 19.94% and 18.98% of the portfolio, respectively.
The Fund's holdings in Utilities were the most significant contributors to performance, posting a return of 22.87%. Utilities' outperformance was driven by Enel, SSE and Emera which returned 31.89%, 31.23% and 27.45%, respectively. Financials were also a solid contributor to overall Fund performance delivering a return of 9.16%, led by reinsurance holdings in Munich Re (37.13%) and Zurich Insurance (31.48%). Health Care added further to Fund performance as Orion and Sonic Healthcare led with returns of 35.52% and 26.29%, respectively.
Annual Shareholder Report

By contrast, the Fund's weakest contribution was noted in the Information Technology sector, which delivered a weighted average return of -35.87% driven by the Fund's sole investment in this sector, Cielo, which fell sharply in Q2 as the Brazilian payments processor struggled to navigate rising competition and pricing pressure in its core market. Contributions from the Consumer Staples sector, while positive in the fiscal year, also lagged broad market returns. Weak performers from Consumer Staples included Imperial Brands (-16.87) and Japan Tobacco (-6.18%), where share declines were the result of weaker cigarette sales during the period.
Due to its focus on high dividend income and growth in that income stream over time, the Fund has tended to perform best in periods when market participants prefer equities having high dividend yields, low-betas or large-cap profiles. Historically, flat markets or periods of market distress have provided a relatively favorable backdrop for Fund performance. Conversely, the Fund may lag the broad market when investors prefer low-yielding, high-beta, cyclical, or small-cap stocks. Over the reporting period, the Fund modestly underperformed the broad global market as investors favored lower-yielding cyclical equities over high-yielding defensive stocks that are central to the Fund's core dividend objectives.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the MWXUSHDYI.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MWXUSI.
3	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.
4	The Dow Jones Industrial Average is a price weighted index comprised of 30 of the largest and most widely held public companies in the United States.*
5	The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.*
6	The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. Today the NASDAQ Composite includes over 3,000 companies.*
Annual Shareholder Report

7	The MSCI World Index captures large- and mid-cap representation across 23 developed markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.*
8	The MSCI All Country World ex US Index captures large- and mid-cap representation across 22 of 23 developed markets countries (excluding the U.S.) and 23 emerging markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S.*
9	There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend-paying stocks.
10	Represents the 30-day SEC yield for the Fund's Class R6 Shares. In the absence of temporary expense waivers or reimbursements the 30-day SEC yield would have been 3.85% for the Fund's Class R6 Shares. The dividend yield represents the average yield of the underlying securities within the portfolio.
11	Beta measures a fund's volatility relative to the market. A beta greater than 1.00 suggests the fund has historically been more volatile than the market as measured by the fund's benchmark. A beta less than 1.00 suggests the fund has historically had less volatility relative to the market. FactSet 3-year beta versus the MWXUSI calculated using monthly return.
*	The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Strategic Value Dividend Fund from November 30, 2009 to November 30, 2019, compared to the MSCI World ex-US Index (MWXUSI)2 and the MSCI World ex-US High Dividend Yield Index (MWXUSHDYI).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2019
■	Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 11/30/2019
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Year	10 Year
Class A Shares	4.60%	-0.59%	3.09%
Class C Shares	8.85%	-0.21%	2.91%
Institutional Shares	10.80%	0.77%	3.94%
Class R6 Shares[4]	10.81%	0.72%	3.38%
MWXUSI	12.57%	4.06%	5.15%
MWXUSHDYI	13.63%	2.60%	4.90%

Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MWXUSI and the MWXUSHDYI have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The MWXUSI captures large- and mid-cap representation across 22 of 23 developed markets countries—excluding the United States. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MWXUSI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The MWXUSHDYI is based on the MSCI World ex US Index, its parent index, and includes large- and mid-cap stocks across 22 of 23 developed markets countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The MWXUSHDYI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	The Fund's Class R6 Shares commenced operations on January 27, 2017. For the periods prior to the commencement of operations of the Fund's Class R6 Shares, the performance information shown is for the Fund's IS class, adjusted to remove any voluntary waiver of Fund expenses related to the Fund's IS class that occurred during the period prior to the commencement of the Fund's Class R6 Shares.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At November 30, 2019, the Fund's portfolio composition1 was as follows:
Country	Percentage of Total Net Assets
United Kingdom	26.9%
Canada	25.4%
France	9.4%
Italy	6.3%
Germany	6.1%
Switzerland	4.7%
United States	4.7%
Japan	4.6%
Finland	3.8%
Hong Kong	1.5%
Norway	1.4%
Brazil	1.1%
Spain	1.1%
Singapore	0.9%
Australia	0.3%
Cash Equivalents[2]	0.4%
Other Assets and Liabilities—Net[3]	1.4%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's Adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

At November 30, 2019, the Fund's sector classification composition4 was as follows:
Sector Classification	Percentage of Total Net Assets
Financials	21.5%
Utilities	19.9%
Communication Services	19.0%
Energy	14.9%
Health Care	10.7%
Consumer Staples	6.1%
Materials	2.8%
Industrials	1.8%
Real Estate	1.5%
Cash Equivalents[2]	0.4%
Other Assets and Liabilities—Net[3]	1.4%
TOTAL	100.0%
4	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
Annual Shareholder Report

Portfolio of Investments
November 30, 2019
Shares		Value in U.S. Dollars
	COMMON STOCKS—98.2%
	Communication Services—19.0%
470,800	BCE, Inc.	$22,662,766
138,000	Elisa Communications Oyj	7,375,723
4,270,425	HKT Trust and HKT Ltd.	6,263,043
326,200	NTT DOCOMO, Inc.	8,958,131
1,539,835	Singapore Telecom Ltd.	3,808,305
377,975	Telef Brasil, ADR	4,970,371
326,455	Telenor ASA	5,950,567
332,125	TELUS Corp.	12,537,719
4,635,793	Vodafone Group PLC	9,212,865
	TOTAL	81,739,490
	Consumer Staples—6.1%
217,755	British American Tobacco PLC	8,632,331
100,510	Philip Morris International, Inc.	8,335,294
156,925	Unilever PLC	9,304,848
	TOTAL	26,272,473
	Energy—14.9%
2,404,269	BP PLC	14,942,176
545,725	Enbridge, Inc.	20,665,488
481,700	Royal Dutch Shell PLC, Class B	13,635,888
294,800	TC Energy Corp.	14,914,221
	TOTAL	64,157,773
	Financials—21.5%
331,750	Admiral Group PLC	9,173,626
58,550	Bank of Montreal	4,505,745
160,000	BNP Paribas SA	8,974,503
194,150	Canadian Imperial Bank of Commerce	16,876,126
50,991	Muenchener Rueckversicherungs-Gesellschaft AG	14,638,587
288,795	Scor SA	12,401,252
294,800	Sumitomo Mitsui Financial Group, Inc.	10,760,718
39,580	Zurich Insurance Group AG	15,522,404
	TOTAL	92,852,961
	Health Care—10.7%
513,068	GlaxoSmithKline PLC	11,666,831
210,900	Orion Oyj	9,176,226
Annual Shareholder Report

Shares		Value in U.S. Dollars
	COMMON STOCKS—continued
	Health Care—continued
15,675	Roche Holding AG	$4,829,469
205,221	Sanofi	19,128,073
58,000	Sonic Healthcare Ltd.	1,183,757
	TOTAL	45,984,356
	Industrials—1.8%
322,497	BAE Systems PLC	2,389,813
41,675	Siemens AG	5,376,560
	TOTAL	7,766,373
	Materials—2.8%
1,157,000	Amcor PLC, GDR	11,934,591
	Real Estate—1.5%
120,700	Vonovia SE	6,288,228
	Utilities—19.9%
330,150	Emera, Inc.	13,575,844
1,038,000	Enel SpA	7,838,860
91,475	Fortis, Inc. / Canada	3,583,798
470,697	Iberdrola SA	4,629,196
1,084,195	Italgas SpA	6,815,136
2,002,482	National Grid-SP PLC	23,057,635
816,925	SSE PLC	13,733,540
1,965,875	Terna SpA	12,624,734
	TOTAL	85,858,743
	TOTAL COMMON STOCKS (IDENTIFIED COST $428,875,138)	422,854,988
	INVESTMENT COMPANY—0.4%
1,955,162	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 1.77%[1] (IDENTIFIED COST $1,955,748)	1,955,748
	TOTAL INVESTMENT IN SECURITIES—98.6% (IDENTIFIED COST $430,830,886)[2]	424,810,736
	OTHER ASSETS AND LIABILITIES - NET—1.4%[3]	5,893,989
	TOTAL NET ASSETS—100%	$430,704,725
Annual Shareholder Report

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended November 30, 2019, were as follows:
Federated Institutional Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 11/30/2018	4,151,124
Purchases/Additions	110,610,684
Sales/Reductions	(112,806,646)
Balance of Shares Held 11/30/2019	1,955,162
Value	$1,955,748
Change in Unrealized Appreciation/Depreciation	$128
Net Realized Gain/(Loss)	$875
Dividend Income	$86,822
1	7-day net yield.
2	The cost of investments for federal tax purposes amounts to $431,018,421.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2019.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2019, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$ 8,335,294	$—	$—	$ 8,335,294
International	114,292,078	300,227,616	—	414,519,694
Investment Company	1,955,748	—	—	1,955,748
TOTAL SECURITIES	$124,583,120	$300,227,616	$—	$424,810,736
The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$3.34	$3.75	$3.36	$3.63	$4.17
Income From Investment Operations:
Net investment income	0.14	0.16	0.14[1]	0.12[1]	0.13[1]
Net realized and unrealized gain (loss)	0.20	(0.42)	0.39	(0.28)	(0.52)
TOTAL FROM INVESTMENT OPERATIONS	0.34	(0.26)	0.53	(0.16)	(0.39)
Less Distributions:
Distributions from net investment income	(0.14)	(0.15)	(0.14)	(0.11)	(0.13)
Distributions from net realized gain	—	—	—	—	(0.02)
TOTAL DISTRIBUTIONS	(0.14)	(0.15)	(0.14)	(0.11)	(0.15)
Net Asset Value, End of Period	$3.54	$3.34	$3.75	$3.36	$3.63
Total Return[2]	10.55%	(7.04)%	16.00%	(4.66)%	(9.67)%
Ratios to Average Net Assets:
Net expenses	1.11%[3]	1.11%[3]	1.11%	1.11%[3]	1.10%[3]
Net investment income	4.15%	4.28%	3.75%	3.21%	3.28%
Expense waiver/reimbursement[4]	0.18%	0.18%	0.17%	0.14%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$87,937	$96,847	$154,565	$194,782	$229,755
Portfolio turnover	28%	24%	18%	27%	39%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.11%, 1.11%, 1.11% and 1.10% for the years ended November 30, 2019, 2018, 2016 and 2015, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$3.31	$3.72	$3.34	$3.61	$4.15
Income From Investment Operations:
Net investment income	0.11	0.12	0.11[1]	0.09[1]	0.10[1]
Net realized and unrealized gain (loss)	0.21	(0.40)	0.39	(0.28)	(0.52)
TOTAL FROM INVESTMENT OPERATIONS	0.32	(0.28)	0.50	(0.19)	(0.42)
Less Distributions:
Distributions from net investment income	(0.12)	(0.13)	(0.12)	(0.08)	(0.10)
Distributions from net realized gain	—	—	—	—	(0.02)
TOTAL DISTRIBUTIONS	(0.12)	(0.13)	(0.12)	(0.08)	(0.12)
Net Asset Value, End of Period	$3.51	$3.31	$3.72	$3.34	$3.61
Total Return[2]	9.85%	(7.75)%	14.99%	(5.27)%	(10.33)%
Ratios to Average Net Assets:
Net expenses	1.86%[3]	1.86%[3]	1.86%	1.85%[3]	1.85%[3]
Net investment income	3.43%	3.55%	3.05%	2.46%	2.54%
Expense waiver/reimbursement[4]	0.18%	0.16%	0.16%	0.14%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$51,339	$59,419	$89,502	$95,496	$114,801
Portfolio turnover	28%	24%	18%	27%	39%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.86%, 1.86%, 1.85% and 1.85% for the years ended November 30, 2019, 2018, 2016 and 2015, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$3.35	$3.75	$3.37	$3.63	$4.18
Income From Investment Operations:
Net investment income	0.15	0.17	0.15[1]	0.12[1]	0.14[1]
Net realized and unrealized gain (loss)	0.20	(0.41)	0.38	(0.27)	(0.53)
TOTAL FROM INVESTMENT OPERATIONS	0.35	(0.24)	0.53	(0.15)	(0.39)
Less Distributions:
Distributions from net investment income	(0.15)	(0.16)	(0.15)	(0.11)	(0.14)
Distributions from net realized gain	—	—	—	—	(0.02)
TOTAL DISTRIBUTIONS	(0.15)	(0.16)	(0.15)	(0.11)	(0.16)
Net Asset Value, End of Period	$3.55	$3.35	$3.75	$3.37	$3.63
Total Return[2]	10.80%	(6.53)%	15.94%	(4.17)%	(9.67)%
Ratios to Average Net Assets:
Net expenses	0.86%[3]	0.86%[3]	0.86%	0.86%[3]	0.85%[3]
Net investment income	4.40%	4.55%	4.09%	3.39%	3.56%
Expense waiver/reimbursement[4]	0.15%	0.14%	0.14%	0.14%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$256,100	$293,943	$521,928	$538,267	$415,083
Portfolio turnover	28%	24%	18%	27%	39%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 0.86%, 0.86%, 0.86% and 0.85% for the years ended November 30, 2019, 2018, 2016 and 2015, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	Period Ended 11/30/2017[1]
Net Asset Value, Beginning of Period	$3.35	$3.75	$3.48
Income From Investment Operations:
Net investment income	0.15	0.15	0.13[2]
Net realized and unrealized gain (loss)	0.20	(0.39)	0.27
TOTAL FROM INVESTMENT OPERATIONS	0.35	(0.24)	0.40
Less Distributions:
Distributions from net investment income	(0.15)	(0.16)	(0.13)
Distributions from net realized gain	—	—	—
TOTAL DISTRIBUTIONS	(0.15)	(0.16)	(0.13)
Net Asset Value, End of Period	$3.55	$3.35	$3.75
Total Return[3]	10.81%	(6.52)%	11.68%
Ratios to Average Net Assets:
Net expenses	0.85%[4]	0.85%[4]	0.85%[5]
Net investment income	4.43%	3.76%	4.22%[5]
Expense waiver/reimbursement[6]	0.09%	0.08%	0.07%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$35,329	$37,628	$6,188
Portfolio turnover	28%	24%	18%[7]
1	Reflects operations for the period from January 27, 2017 (date of initial investment) to November 30, 2017.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 0.85% and 0.85% for the years ended November 30, 2019 and 2018, respectively, after taking into account these expense reductions.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended November 30, 2017.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2019
Assets:
Investment in securities, at value including $1,955,748 of investment in an affiliated holding* (identified cost $430,830,886)		$424,810,736
Income receivable		4,321,747
Income receivable from affiliated holding		1,772
Receivable for shares sold		1,180,942
Receivable for investments sold		869,154
TOTAL ASSETS		431,184,351
Liabilities:
Payable for shares redeemed	$125,753
Payable for portfolio accounting fees	96,824
Payable for custodian fees	54,102
Payable for transfer agent fee	41,559
Payable for distribution services fee (Note 5)	31,817
Payable for auditing fees	29,384
Payable for other service fees (Notes 2 and 5)	28,785
Payable for share registration costs	28,323
Payable for investment adviser fee (Note 5)	21,385
Payable for administrative fee (Note 5)	2,044
Accrued expenses (Note 5)	19,650
TOTAL LIABILITIES		479,626
Net assets for 121,567,406 shares outstanding		$430,704,725
Net Assets Consists of:
Paid-in capital		$564,282,789
Total distributable earnings (loss)		(133,578,064)
TOTAL NET ASSETS		$430,704,725
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($87,936,978 ÷ 24,813,534 shares outstanding), no par value, unlimited shares authorized	$3.54
Offering price per share (100/94.50 of $3.54)	$3.75
Redemption proceeds per share	$3.54
Class C Shares:
Net asset value per share ($51,338,794 ÷ 14,634,532 shares outstanding), no par value, unlimited shares authorized	$3.51
Offering price per share	$3.51
Redemption proceeds per share (99.00/100 of $3.51)	$3.47
Institutional Shares:
Net asset value per share ($256,100,422 ÷ 72,155,185 shares outstanding), no par value, unlimited shares authorized	$3.55
Offering price per share	$3.55
Redemption proceeds per share	$3.55
Class R6 Shares:
Net asset value per share ($35,328,531 ÷ 9,964,155 shares outstanding), no par value, unlimited shares authorized	$3.55
Offering price per share	$3.55
Redemption proceeds per share	$3.55
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2019
Investment Income:
Dividends (including $86,822 received from an affiliated holding* and net of foreign taxes withheld of $1,684,473)			$23,485,524
Interest			274
TOTAL INCOME			23,485,798
Expenses:
Investment adviser fee (Note 5)		$3,349,012
Administrative fee (Note 5)		355,234
Custodian fees		75,592
Transfer agent fees (Note 2)		390,000
Directors'/Trustees' fees (Note 5)		3,963
Auditing fees		34,570
Legal fees		9,509
Distribution services fee (Note 5)		417,736
Other service fees (Notes 2 and 5)		364,508
Portfolio accounting fees		143,682
Share registration costs		73,338
Printing and postage		48,911
Miscellaneous (Note 5)		41,269
TOTAL EXPENSES		5,307,324
Waiver, Reimbursements and Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(400,152)
Reimbursement of other operating expenses (Notes 2 and 5)	(296,845)
Reduction of custodian fees (Note 6)	(276)
TOTAL WAIVER, REIMBURSEMENTS AND REDUCTION		(697,273)
Net expenses			4,610,051
Net investment income			$18,875,747
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments (including net realized gain of $875 on sales of investments in an affiliated holding*) and foreign currency transactions	$(32,182,378)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency (including net change in unrealized depreciation of $128 of investments in an affiliated holding*)	57,420,098
Net realized and unrealized gain (loss) on investments and foreign currency transactions	25,237,720
Change in net assets resulting from operations	$44,113,467
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income	$18,875,747	$27,382,516
Net realized gain (loss)	(32,182,378)	577,888
Net change in unrealized appreciation/depreciation	57,420,098	(73,180,650)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	44,113,467	(45,220,246)
Distributions to Shareholders:
Class A Shares	(3,773,180)	(5,477,770)
Class C Shares	(1,963,285)	(2,789,342)
Institutional Shares	(11,743,684)	(18,822,839)
Class R6 Shares	(1,541,365)	(545,090)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(19,021,514)	(27,635,041)
Share Transactions:
Proceeds from sale of shares	109,531,795	208,584,454
Net asset value of shares issued to shareholders in payment of distributions declared	16,016,871	23,752,992
Cost of shares redeemed	(207,772,871)	(443,828,526)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(82,224,205)	(211,491,080)
Change in net assets	(57,132,252)	(284,346,367)
Net Assets:
Beginning of period	487,836,977	772,183,344
End of period	$430,704,725	$487,836,977
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2019
1. ORGANIZATION
Federated Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated International Strategic Value Dividend Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide income and long-term capital appreciation.
On March 30, 2017, the Fund's T Share class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
Annual Shareholder Report

■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in
Annual Shareholder Report

investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver, reimbursements and reduction of $697,273 is disclosed in various locations in this Note 2, Note 5 and Note 6.
For the year ended November 30, 2019, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$103,079	$(82,995)
Class C Shares	62,162	(50,082)
Institutional Shares	220,801	(163,768)
Class R6 Shares	3,958	—
TOTAL	$390,000	$(296,845)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. This waiver may be modified or terminated at any time. For the year ended November 30, 2019, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$225,423
Class C Shares	139,085
TOTAL	$364,508
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2019, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2019, tax years 2016 through 2019 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
Annual Shareholder Report

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to manage country and currency risks. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At November 30, 2019, the Fund had no outstanding foreign exchange contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
Annual Shareholder Report

3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended November 30	2019		2018
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	3,966,606	$13,241,864	5,869,355	$20,861,846
Shares issued to shareholders in payment of distributions declared	1,087,619	3,628,143	1,476,591	5,209,420
Shares redeemed	(9,205,398)	(30,954,672)	(19,614,094)	(69,390,447)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(4,151,173)	$(14,084,665)	(12,268,148)	$(43,319,181)

Year Ended November 30	2019		2018
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	2,945,625	$9,458,604	3,398,382	$12,094,263
Shares issued to shareholders in payment of distributions declared	557,308	1,837,806	752,361	2,630,120
Shares redeemed	(6,808,190)	(22,586,058)	(10,293,521)	(35,851,421)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(3,305,257)	$(11,289,648)	(6,142,778)	$(21,127,038)

Year Ended November 30	2019		2018
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	24,196,926	$80,961,418	37,094,460	$132,297,083
Shares issued to shareholders in payment of distributions declared	2,705,309	9,045,108	4,347,571	15,395,430
Shares redeemed	(42,529,547)	(142,611,134)	(92,691,311)	(327,942,301)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(15,627,312)	$(52,604,608)	(51,249,280)	$(180,249,788)

Year Ended November 30	2019		2018
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,705,813	$5,869,909	12,608,507	$43,331,262
Shares issued to shareholders in payment of distributions declared	450,943	1,505,814	149,664	518,022
Shares redeemed	(3,440,741)	(11,621,007)	(3,159,039)	(10,644,357)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	(1,283,985)	$(4,245,284)	9,599,132	$33,204,927
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(24,367,727)	$(82,224,205)	(60,061,074)	$(211,491,080)
Annual Shareholder Report

4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2019 and 2018, was as follows:
	2019	2018
Ordinary income	$19,021,514	$27,635,041
As of November 30, 2019, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$1,294,342
Net unrealized depreciation	$(6,319,722)
Capital loss carryforwards	$(128,552,684)
The difference between book-basis and tax-basis unrealized depreciation is attributable to differing treatments for the deferral of losses on wash sales.
At November 30, 2019, the cost of investments for federal tax purposes was $431,018,421. The net unrealized depreciation of investments for federal tax purposes was $6,207,685. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $25,196,428 and net unrealized depreciation from investments for those securities having an excess of cost over value of $31,404,113.
As of November 30, 2019, the Fund had a capital loss carryforward of $128,552,684 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$34,765,922	$93,786,762	$128,552,684
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2019, the Adviser voluntarily waived $397,678 of its fee and voluntarily reimbursed $296,845 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2019, the Adviser reimbursed $2,474.
Annual Shareholder Report

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2019, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2019, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$417,736
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2019, FSC retained $31,003 of fees paid by the Fund. For the year ended November 30, 2019, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Annual Shareholder Report

Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2019, FSC retained $8,410 in sales charges from the sale of Class A Shares. FSC also retained $510 and $4,371 of CDSC relating to redemptions of Class A Shares and Class C Shares, respectively.
Other Service Fees
For the year ended November 30, 2019, FSSC received $2,054 of other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding tax reclaim recovery expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and reimbursements) will not exceed 1.10%, 1.85%, 0.85% and 0.84% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2021; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statements of Assets and Liabilities and Statements of Operations, respectively.
6. EXPENSE REDUCTION
Through arrangements with the Fund's custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended November 30, 2019, the Fund's expenses were reduced by $276 under these arrangements.
7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2019, were as follows:
Purchases	$123,632,864
Sales	$207,094,777
Annual Shareholder Report

8. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
9. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of November 30, 2019, the Fund had no outstanding loans. During the year ended November 30, 2019, the Fund did not utilize the LOC.
10. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2019, there were no outstanding loans. During the year ended November 30, 2019, the program was not utilized.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended November 30, 2019, 100% of the total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for in the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distribution on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended November 30, 2019, 2.67% qualify for the dividend received deduction available to corporate shareholders.
If the Fund meets the requirements of Section 853 of the Code, the Fund will pass through to its shareholders credits of foreign taxes paid. For the year ended November 30, 2019, the Fund derived $24,575,521 of gross income from foreign sources and paid foreign taxes of $1,684,473.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF the federated Equity Funds AND SHAREHOLDERS OF FEDERATED INTERNATIONAL STRATEGIC VALUE DIVIDEND fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated International Strategic Value Dividend Fund (the “Fund”), a portfolio of Federated Equity Funds, as of November 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
Annual Shareholder Report

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Federated Investors' investment companies since 2006.
Boston, Massachusetts
January 23, 2020
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments and redemption/exchange fees; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2019 to November 30, 2019.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2019	Ending Account Value 11/30/2019	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,097.00	$5.84
Class C Shares	$1,000	$1,094.10	$9.76
Institutional Shares	$1,000	$1,101.40	$4.53
Class R6 Shares	$1,000	$1,101.50	$4.48
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.50	$5.62
Class C Shares	$1,000	$1,015.74	$9.40
Institutional Shares	$1,000	$1,020.76	$4.36
Class R6 Shares	$1,000	$1,020.81	$4.31
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.11%
Class C Shares	1.86%
Institutional Shares	0.86%
Class R6 Shares	0.85%
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised 10 portfolio(s), and the Federated Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: September 1999	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court's Board of Continuing Judicial Education and the Supreme Court's Appellate Court Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); Director, Catholic Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2019
Federated International Strategic Value Dividend Fund (the “Fund”)
At its meetings in May 2019, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
At the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2019 meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as
Annual Shareholder Report

management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Equity Management Company of Pennsylvania (the “Adviser”) and its affiliates (collectively, “Federated”) on matters relating to the funds advised by Federated (each, a “Federated Fund”). The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both
Annual Shareholder Report

in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated Funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
Annual Shareholder Report

The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated Funds (e.g., institutional separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated Funds' advisory fees.
The CCO noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, financial resources, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board
Annual Shareholder Report

noted the investment research and company engagement capabilities of the Adviser and its affiliates. The Board also noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds' objectives or investment management techniques, or the costs to implement the funds, even within the same Peer Group.
For the periods covered by the CCO Fee Evaluation Report, the Fund's performance for the one-year period was above the median of the relevant Peer Group, and the Fund's performance fell below the median of the relevant Peer Group for the three-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated Funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated Fund trades. In
Annual Shareholder Report

addition, the Board considered the fact that, in order for a Federated Fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated Funds in response to the CCO's recommendations in the prior year's CCO Fee Evaluation Report.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated has made significant and long-term investments in areas that support all of the Federated Funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these investments (as well as any economies of scale, should they exist) were likely to be shared with the Federated Fund family as a whole. The Board noted that Federated's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed potential economies of scale to be shared with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated Fund's assets decline. Federated, as it does throughout the year, and
Annual Shareholder Report

specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated Funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund's holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC's website at www.sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated International Strategic Value Dividend Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172388
CUSIP 314172370
CUSIP 314172362
CUSIP 31421N824
39834 (1/20)
Federated is a registered trademark of Federated Investors, Inc.
2020 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $326,100

Fiscal year ended 2018 - $364,550

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $4,816 and $0 respectively. Fiscal year ended 2019- Audit consent fee for N-14 merger document.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $35,229 and $41,823 respectively. Fiscal year ended 2019- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2018- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2019 - $762,025

Fiscal year ended 2018 - $1,653,887

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The registrant’s management and Audit Committee continue to believe that the registrant’s registered public accounting firms, Ernst & Young LLP (“EY”) and KPMG LLP (“KPMG”) (as applicable, “EY/KPMG”), have the ability to exercise objective and impartial judgment on all issues encompassed within their audit services. EY/KPMG is required to make a determination that it satisfies certain independence requirements under the federal securities laws. Like other registrants, there is a risk that activities or relationships of EY/KPMG, or its partners or employees, can prevent a determination from being made that it satisfies such independence requirements with respect to the registrant, which could render it ineligible to serve as the registrant’s independent public accountant.

In their respective required communications to the Audit Committee of the registrant’s Board, EY/KPMG informed the Audit Committee that EY/KPMG and/or covered person professionals within EY/KPMG maintain lending relationships with certain owners of greater than 10% of the shares of the registrant and/or certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY/KPMG has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY/KPMG informed the Audit Committee that EY/KPMG believes that these lending relationships described above do not and will not impair EY/KPMG’s ability to exercise objective and impartial judgment in connection with financial statement audits of their respective funds of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY/KPMG has been and is capable of objective and impartial judgment on all issues encompassed within EY/KPMG’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY/KPMG and the registrant. On September 22, 2017, the SEC extended the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter. On June 18, 2019, the SEC adopted amendments (effective October 3, 2019) to the Loan Rule, which, refocus the analysis that must be conducted to determine whether an auditor is independent when the auditor has a lending relationship with certain shareholders of an audit client at any time during an audit or professional engagement period.

If it were to be determined that, with respect to the Loan Rule, the relief available under the Letter was improperly relied upon, or that the independence requirements under the federal securities laws were not complied with regarding the registrant, for certain periods, and/or given the implication of the Investment Rule for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may be determined not to be consistent with or comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Equity Funds

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 23, 2020

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2020